                           --SCHEDULE 14A TEMPLATE--
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              PCSUPPORT.COM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               PCSUPPORT.COM, INC.

                           3605 Gilmore Way, 3rd Floor
                   Burnaby, British Columbia, Canada, V5G 4X5

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                December 7, 2001

         Notice is hereby given that the Annual Meeting of Stockholders of PCsupport.com, Inc., a Nevada corporation, will be held at the Company's offices on Monday, December 7, 2001, at 2:00 PM for the following purposes:

         (a) To elect directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified;

         (b) To ratify the appointment of KPMG LLP as our independent accountants for the fiscal year ending June 30, 2002; and

         (d) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Your attention is directed to the accompanying proxy statement. Only stockholders of record at the close of business on October 17, 2001 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

         Please sign, date and complete the enclosed proxy and return it promptly in the accompanying pre-addressed envelope, whether or not you expect to attend the Annual Meeting, to ensure that your shares will be represented. Your promptness in returning the enclosed proxy will greatly assist us in preparing for the Annual Meeting. If you sign and return the accompanying proxy, you may revoke this proxy at any time before it is voted at the Annual Meeting by following the procedures set forth in the attached proxy statement.

                                 By Order of the Board of Directors

                                           /s/ Michael G. McLean
                                 -----------------------------------------------
                                               Michael G. McLean
                                 Chairman, President and Chief Executive Officer

Burnaby, British Columbia, Canada
October 29, 2001

               PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND
                MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE,
                 IN ORDER TO ENSURE THAT YOUR VOTES ARE COUNTED.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

INTRODUCTION ...............................................................   1

         Persons Making the Solicitation ...................................   1
         Revocability of Proxy .............................................   1
         Voting Securities .................................................   1

ELECTION OF DIRECTORS ......................................................   2

         Nominees for Election to Board of Directors .......................   2
         Committees and Meetings of the Board of Directors .................   3
         Report of the Audit Committee .....................................   4
         Executive Officers and Significant Employees ......................   4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT .............   5


EXECUTIVE COMPENSATION .....................................................   6

         Summary Compensation Table ........................................   6
         Compensation of Directors .........................................   6
         Stock Option Compensation .........................................   7
         Employment Agreements .............................................   7

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS .............................   7

         Stock Pooling and Escrow Agreement ................................   7
         Consulting Agreement with Director ................................   8

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ....................   8


RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS .............................   8


STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS ...........   9


OTHER MATTERS ..............................................................   9

                               PCSUPPORT.COM, INC.

                           3605 Gilmore Way, 3rd Floor
                   Burnaby, British Columbia, Canada, V5G 4X5

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                                December 7, 2001

                                  INTRODUCTION

Persons Making the Solicitation

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PCsupport.com, Inc., a Nevada corporation (the "Company"), for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 7, 2001, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to our stockholders on or about October 31, 2001. You are requested to sign, date and return the enclosed proxy card in order to ensure that your shares are represented at our Annual Meeting.

         A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" the election of management's nominees for the Board of Directors and the ratification of the appointment of KPMG LLP as our independent accountants for the fiscal year ending June 30, 2002. With respect to any other item of business that may come before the Annual Meeting, the persons named as proxies will vote in accordance with their discretion.

         We will pay the cost of solicitation of proxies, including the cost of preparation and mailing of the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy. We expect to reimburse brokerage houses, fiduciaries, nominees, and others for their out-of-pocket expenses in forwarding proxy material to beneficial owners of stock held in their names. Our directors, officers, and employees may solicit proxies by telephone or in person without additional compensation.

Revocability of Proxy

         You may revoke your proxy at any time before the proxy is voted at the Annual Meeting by delivering a written notice to the Secretary of the Company, or by attending the Annual Meeting and voting in person. If, however, a broker holds your shares of record, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

Voting Securities

         Holders of record of our common stock, $0.001 par value (the "Common Stock"), at the close of business on October 17, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof. All outstanding voting securities on October 17, 2001 consisted of 15,736,662 shares of Common Stock. Holders of Common Stock are entitled to cast one vote per share on each matter presented for consideration and action by the stockholders. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.

         Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Ratification of the appointment of the independent accountants will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter and, therefore, will have no effect on the outcome of the vote.

         The directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast. Only votes cast for the nominees will be counted, except that each properly executed unrevoked proxy will be voted for management's nominees for the Board of Directors in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for management's nominees will result in the nominees receiving fewer votes.

                              ELECTION OF DIRECTORS

Nominees for Election to Board of Directors

         The size of the Company's Board of Directors currently is fixed at five members. At present, there are three directors who are serving, leaving two vacancies. The Board of Directors has determined to nominate Michael G. McLean, Steven W. Macbeth and Jerome J. Deluccio for re-election at the Annual Meeting, leaving two vacancies on the Board of Directors. The directors shall hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

         We will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. The election of each nominee for director requires a plurality of the votes cast. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for each such substitute nominee, if any, as may be recommended by management. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                   THREE PERSONS NOMINATED FOR DIRECTOR HEREIN

         The following chart sets forth biographical information concerning the current directors and nominees for election as director.

                                                                            Principal Occupation for the
                                      Current Positions                          Past Five Years and
Name                  Age                with Company                        Certain Other Directorships
----                  ---             -----------------                      ---------------------------
Michael G. McLean     40      Chairman of the Board, President    From June 1999 to  present,  President  and Chief
(Director Nominee)            and Chief Executive Officer         Executive  Officer and a director of the Company;
                                                                  from 1997 to June 1999, President and Director
                                                                  of Reconnaissance Technologies, Inc. ("RTI"), a
                                                                  predecessor company to the Company; from March
                                                                  1997 to June 1997, Product Development Manager
                                                                  of Riptide Technologies, a software development
                                                                  company; from May 1996 to December 1996, General
                                                                  Manager of a business unit at Simba
                                                                  Technologies, a software development and
                                                                  marketing company; and from 1993 to 1996,
                                                                  Software Development Manager at Health-VISION
                                                                  Corporation, a software company.

Steven W. Macbeth     32      Chief Technology Officer, Chief     From June 1999 to present, Chief Technology
(Director Nominee)            Financial Officer,                  Officer, Secretary/Treasurer and a director of
                              Secretary/Treasurer                 and Director the Company; from July 2001 to
                                                                  present, Chief Financial Officer of the Company;
                                                                  from 1997 to June 1999, Chief Executive Officer
                                                                  of RTI; from 1996 to 1997, Cofounder and
                                                                  Director, Product Development of Riptide
                                                                  Technologies; and from 1995 to 1996, Technical
                                                                  Project Manager at MPR Teltech.

Jerome J. Deluccio    48      Director                            From March  2001 to  present,  a director  of the
(Director Nominee)                                                Company; from August 2000 to present, President,
                                                                  CPI Business Groups; from November 1999 to
                                                                  August 2000, Senior Vice President, Sutherland
                                                                  Group, LLC; from January 1997 to November 1999,
                                                                  Senior Vice President, CWC; from July 1989 to
                                                                  May 1996, Vice President, Cadbury Schweppes


Committees and Meetings of the Board of Directors

         During the fiscal year ended June 30, 2001, the Board of Directors held ten meetings. All directors attended at least 75% of the last fiscal year's meetings held while they were serving as directors.

         The Company's Audit Committee of the Board of Directors reviews the independence, professional services, fees, plans and results of the independent auditors' engagement and recommends their retention or discharge to the Board of Directors. The Audit Committee has not adopted a written charter to govern its operation. During the last completed fiscal year, the Audit Committee held one meeting. Both members of the Audit Committee participated in the one Audit Committee meeting held during the last completed fiscal year. The Audit Committee's members are Steven W. Macbeth and Jerome J. Deluccio. Mr. Deluccio is an independent director as defined by Rule 4200 of the National Association of Securities Dealers, Inc., while Mr. Macbeth is not an independent director of the Company, as defined by that rule, by virtue of his position as an officer of the Company.

         During the fiscal year ended June 30, 2001, the Company's Compensation Committee of the Board of Directors held no formal meetings. The Compensation Committee establishes the compensation of executive officers and administers the Company's stock option plans. The Compensation Committee's members are Messrs. McLean and Deluccio.

         The Board of Directors has no committees other than the Audit Committee and the Compensation Committee.

Report of the Audit Committee

         In connection with its function to oversee and monitor the financial reporting process, the Audit Committee has, among other things, reviewed and discussed with the Company's management the audited financial statements for the fiscal year ended June 30, 2001; discussed with the Company's independent auditors those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380); received the written disclosures and letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees); and discussed with the Company's independent auditors their independence in light of the absence of nonaudit services performed by them for the Company.

         Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

       /s/ Steven W. Macbeth               /s/ Jerome J. Deluccio
       -------------------------------     ----------------------------
        Steven W. Macbeth                   Jerome J. Deluccio
        Director                            Director


Executive Officers and Significant Employees

         All of the Company's executive officers and significant employees are described above under "Nominees for Election to the Board of Directors".

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 17, 2001 by (i) each person who is known by us to own more than 5% of the outstanding Common Stock; (ii) each of our directors (including the director nominees); (iii) each of our executive officers who are named in the compensation tables included below in this Proxy Statement; and (iv) all of our current executive officers and directors as a group.

       Name and Address/1/                    Amount and Nature of              Approximate Percent
                                              Beneficial Ownership              of Ownership of
                                                                                Common Stock/2/

       Michael G. McLean                      692,276/3/                              4.2%
       Steven W. Macbeth                      730,501/4/                              4.4%
       Jerome J. Deluccio                     93,333/5/                               0.6%
       ICE Securities Limited - Client        3,600,000/6/                           21.7%
       Account
       All executive officers and directors    1,516,110/7/                           9.2%
       as a group (three persons)

-----------------------------------
/1/ Unless otherwise indicated, the address of each person is c/o the Company at
 3605 Gilmore Way, 3rd Floor, Burnaby, British Columbia, Canada V5G 4X5.
/2/ Includes 15,736,662 shares of common stock issued and outstanding plus the number of shares of Common Stock issuable pursuant to warrants and options that are currently exercisable, or exercisable by the beneficial owner listed in this table within 60 days.
/3/ Includes one half of the 553,440 shares held by Dromond Technologies Group, Inc. ("Dromond"), as to which Messrs. McLean and Macbeth have shared voting and investment power. Also includes 53,056 shares of Common Stock issuable pursuant to options that are currently exercisable, or exercisable within 60 days. The Dromond Technologies Group, Inc. is located at Suite 305, 2692 Clearbrook Road, Abbotsford, British Columbia, Canada V2T 2Y8.
/4/ Includes one half of the 553,440 shares held by Dromond, as to which Messrs. McLean and Macbeth have shared voting and investment power. Also includes 91,281 shares of Common Stock issuable pursuant to options that are currently exercisable, or exercisable within 60 days.
/5/ Includes 18,333 shares of Common Stock issuable pursuant to options that are currently exercisable, or exercisable within 60 days.
/6/ Includes 700,000 shares issuable upon exercise of currently exercisable warrants.
/7/ Includes 162,670 shares of common stock issuable pursuant to options that are currently exercisable, or exercisable within 60 days. Also includes the 553,440 shares owned by Dromond, as to which Messrs. McLean andMacbeth have shared voting and investment power.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the compensation that we paid to Michael
G. McLean, our Chief Executive Officer (the "named executive officer"), for the fiscal years ended June 30, 1999, 2000 and 2001. No other officer of the Company received a combined salary and bonus in excess of $100,000 during the last fiscal year. As we completed the merger with RTI on June 23, 1999, the information provided in the table includes information for our predecessor, RTI, for the period July 1, 1998 to June 23, 1999.

                                                                                       Long-Term            All Other
                                                   Annual Compensation                Compensation         Compensation
                                                   -------------------             ------------------     -------------
                                   Fiscal                                           Securities
Name & Principal Position          Year/(1)/         Salary            Bonus       Underlying Options
-------------------------          ---------       ----------         -------      -------------------
                                    2001           $97,403            $ -0-             80,000            $   -0-
Michael G. McLean                   2000           $77,324/(2)/       $23,456           50,000            $   -0-
CEO & President                     1999           $45,565/(2)/       $ -0-                0              $151,274/(3)/


________________________________
(1) For the twelve months ended June 30, 2001 ("fiscal 2001"), the twelve months ended June 30, 2000 ("fiscal 2000"), and the twelve months ended June 30, 1999 ("fiscal 1999").
(2) Includes fees paid to ST Technologies Inc., a company of which Mr. McLean is the sole owner, amounting to nil for fiscal 2001, $11,122 for fiscal 2000and $2,926 for fiscal 1999. Also includes Mr. McLean's share of consulting fees paid by the Company to Dromond, of which Mr. McLean owns 50%, amounting to nil for fiscal 2001, $35,516 for fiscal 2000and $42,639 for fiscal 1999.
(3) Includes the difference between the price paid by Mr. McLean in April, 1999 for shares of common stock of PCsupport.com, Inc. ("PCS"), the company which merged with RTI to form our Company and the then market price of these shares. See "Certain Relationships and Related Transactions." Also includes $26,962 in common stock, representing Mr. McLean's 50% share of 63,440 shares of common stock in RTI issued on January 6, 1999 for services rendered to RTI (as adjusted to reflect the one-for-five exchange ratio in the merger with PCS).

Compensation of Directors

         We grant non-employee directors options to purchase shares of Stock upon their initial election to the Board of Directors. The exercise price of these options is the market value of the Common Stock at the time the option is granted, and the options vest on a monthly basis over three years. Directors who are also officers of the Company receive no additional compensation for their services as directors. Except for the initial option grants to our new non-employee directors during the last fiscal year (options covering 30,000 shares at $0.69 per share for Bruce Nelson, who subsequently resigned as a director, and options covering 60,000 shares at $0.69 per share for Jerome Deluccio), none of our current directors received any compensation for their services as directors during the last fiscal year. We compensated one of our former directors for his services as a consultant during the fiscal years ended June 30, 2000 and June 30, 2001. See "Certain Relationships and Related Transactions - Consulting Agreement with Director."

Stock Option Compensation

     The following table sets forth the grants of stock options to our one named executive officer during our fiscal year ended June 30, 2001:


                                                       % of Total
                            Number of Securities      Options/SARS
                                 Underlying            Granted to
                                Options/SARs       Employees in Fiscal   Exercise or Base
          Name                    Granted                 Year                 Price        Expiration Date
    -----------------       --------------------   -------------------   ----------------   ---------------
    Michael G. McLean              80,000                  3.5%                $0.69         June 30, 2005

     The following table sets forth information concerning the value of unexercised stock options held by our one named executive officer as of June 30, 2001:


                                                              Number of Securities          Value of Unexercised
                              Shares                         Underlying Unexercised        In-the-Money Options at
                            Acquired on                    Options at Fiscal Year-End          Fiscal Year End
          Name               Exercise     Value Realized   (Exercisable/Unexercisable)   (Exercisable/Unexercisable)
    -----------------       -----------   --------------   ---------------------------   ---------------------------
    Michael G. McLean            0               0                53,056/86,944                    $0/$0

Employment Agreements

     We have entered into an employment agreement with Michael G. McLean, our Chief Executive Officer that commenced in March 2000 and renews annually. Under this agreement, Mr. McLean received an initial monthly salary of (Cdn.) $8,300, which increased to (Cdn.) $12,500 in April 2000. An annual cash bonus equal to up to 75% of the annual salary will be paid, based upon achieving performance standards that are agreed to by Mr. McLean and the Company. Either Mr. McLean or the Company may terminate the agreement at any time. If the Company terminates Mr. McLean's employment agreement without cause, the Company is required to pay him severance equal to a total of nine months salary plus one month for each year or partial year of his employment with the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock Pooling and Escrow Agreement

     Pursuant to a Stock Pooling and Escrow Agreement, dated July 31, 1999 ("Pooling Agreement"), and amended on March 6, 2000, Michael G. McLean, Steven
W. Macbeth, David W. Rowat, Cliff Rowlands, Alan Ackerman, Dromond and Advanced Financial Services, Inc. have agreed to pool an aggregate of 2,179,429 shares of Common Stock and options and warrants to purchase 266,666 shares of Common Stock. These securities may not be sold or transferred until they are released from the pool. If Messrs. McLean, Macbeth or Rowat cease to participate on a full-time basis in our business, we have the option to repurchase certain of their shares at a price of $0.01 per share. These rights of repurchase lapse as to a certain number of shares each month depending upon the individual, and lapse completely on January 1, 2002.

     The shares, options and warrants were released from the pool in accordance with the following schedule:


                      March 6, 2000           May 25, 2000           November 25, 2000           May 25, 2001
                      -------------           ------------           -----------------           ------------
    Shares               100,000                 500,000                  850,000                  729,429
    Options                 0                    133,334                   66,666                   66,666

Consulting Agreement with Director

     We previously engaged one of our former directors, Bruce Nelson, to perform certain consulting services for us. Under the terms of this Agreement, we paid Mr. Nelson $50,000 for each of the fiscal years ending June 30, 2000 and 2001.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than 10% of the Company's Common Stock, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Directors, executive officers and greater-than-10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of these forms, the Company believes that all of the officers, directors and persons who own more than 10% of the Company's Common Stock have fully and timely reported to the Commission all of the information required by Section 16(a) for the fiscal year ended June 30, 2001, except as follows:

     Jerome J. Deluccio filed the required Form 3 to report his becoming a director 20 days late. Messrs. McLean, Macbeth, Nelson and Rowat were required to file Form 5's within 45 days after the close of the Company's fiscal year to report grants of stock options made to them in February 2001 as to Messrs. McLean, Macbeth and Rowat and in December 2000 as to Mr. Nelson. These filings were not made until October 2001.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2002, subject to ratification by the stockholders. The Company first engaged KPMG LLP as its principal independent accountants to audit the Company's financial statements in July 1999. Neither the Company nor its predecessor for accounting purposes, RTI, had engaged any accountants prior to the engagement of KPMG LLP. A representative of KPMG LLP is expected to attend the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

     During the fiscal year ended June 30, 2001, the Company incurred aggregate audit, review, tax form preparation fees of approximately $125,000 for work performed by KPMG LLP, but did not pay KPMG LLP during that fiscal year any other amounts for financial information systems design and implementation services or any other services.

     Stockholder ratification of the selection of KPMG LLP as our independent public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and our stockholders.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
                 KPMG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS

        STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS

     Stockholders who intend to submit proposals to our stockholders at the next annual meeting of stockholders must deliver such proposals prior to July 1, 2002 in order for such proposals to be included in the proxy materials. Stockholder proposals should be submitted to Steven Macbeth, Chief Financial Officer, at PCsupport.com, Inc., 3605 Gilmore Way, 3rd Floor, Burnaby, British Columbia, V5G 4X5.

                                  OTHER MATTERS

     If any matters not referred to in this Proxy Statement should properly come before the Annual Meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. Management is not aware of any such matters that may be presented for action at the Annual Meeting. Matters incident to the conduct of the Annual Meeting may be voted upon pursuant to the proxies.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 accompanies this Proxy Statement. Any security holder of the Company may obtain a copy of any exhibit to the Form 10-KSB upon request to Steven Macbeth, Chief Financial Officer, at PCsupport.com, Inc., 3605 Gilmore Way, 3rd Floor, Burnaby, British Columbia, V5G 4X5, accompanied by payment of a fee in an amount equal to the Company's reasonable expenses to furnish that exhibit.

                               By Order of the Board of Directors


                                            /s/ Michael G. McLean
                               -------------------------------------------------
                                                Michael G. McLean
                               Chairman, President and Chief Executive Officer

October 29, 2001

                              PCSUPPORT.COM INC.

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 7, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby revokes all prior proxies, appoints Steven Macbeth and Michael G. McLean, or either of them, as Proxies, each with full power to appoint his substitute and hereby authorizes the Proxies to represent and to vote as designated below all the shares of common stock of PCsupport.com, Inc. (the "Company") held of record by the undersigned on October 17, 2001 at the Annual Meeting of Stockholders to be held on December 7, 2001 at 2:00 P.M. or any and all adjournments thereof upon the following proposals, which are more fully described in the Company's proxy statement for the Annual Meeting, as follows:

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

    1. Election of Directors:                       [_] FOR all nominees listed below (except as marked to the contrary below).
                                                    [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

                                             Michael G. McLean   Steven W. Macbeth   Jerome J. Deluccio

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEE, DRAW A LINE THROUGH SUCH
    NOMINEE'S NAME.

    2. Proposal to ratify the appointment of KPMG LLP as the Company's Independent Public Accountant.

                                                          [_] FOR [_] AGAINST [_] ABSTAIN

    In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof.

    THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSAL 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF. IN THE EVENT THAT ANY OF THE NOMINEES IS UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS.

                                                       Date _____________, 2001

                                                       ________________________
                                                              Signature

                                                       ________________________
                                                       Signature if held jointly

                                                       Please sign exactly as
                                                       your name appears
                                                       hereon. When shares are
                                                       held by joint tenants,
                                                       both should sign. When
                                                       signing as attorney,
                                                       executor, administrator,
                                                       trustee or guardian,
                                                       please give full title
                                                       as such. If a
                                                       corporation, please sign
                                                       in full corporate name
                                                       by the President or
                                                       other authorized
                                                       officer. If a
                                                       partnership, please sign
                                                       in partnership name by
                                                       an authorized partner.

PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED
                                   ENVELOPE.

                                   LAW OFFICES
                                  TROY & GOULD
                            PROFESSIONAL CORPORATION
                       1801 CENTURY PARK EAST, 16TH FLOOR
                       LOS ANGELES, CALIFORNIA 90067-2367
                            TELEPHONE: (310) 553-4441
                               FAX: (310) 201-4746
                               TAX ID: 95-2699173




                                October 29, 2001

                                                                          1225-1







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

         Enclosed for filing on behalf of PCSupport.com, Inc. (the "Company") is the Company's definitive proxy statement for the Company's annual stockholders meeting On December 7, 2001.

                                           Very truly yours,


                                           /s/ Sanford J. Hillsberg
                                           ------------------------
                                           Sanford J. Hillsberg